UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

October 20, 2005

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrants telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

Signature

Exhibit Index

Exhibit Number	Description
99	Transcript of Second Quarter 2006 Modine Manufacturing Company Earnings Conference Call held on October 20, 2005.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On July 20, 2005, Modine Manufacturing Company (“Modine” or the "Company") hosted its quarterly earnings conference call for the quarter ended September 26, 2005. The transcript of that call is attached hereto as Exhibit 99 and is incorporated herein by reference. During the call, David B. Rayburn, President and CEO of Modine, and Bradley C. Richardson, Vice President, Finance and CFO of Modine, discussed certain matters that were not expressly covered in the earnings press release dated October 19, 2005, specifically regarding committed net new business and the status of certain programs included therein. Modine is in the process of updating for the base year fiscal 2005-2010 period its committed net new business and intends to announce that figure in early November 2005.

Item 7.01. Regulation FD Disclosure

See the disclosure in Item 2.02 of this Current Report on Form 8-K which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)

Not applicable

(b)

Not applicable

(c)

Exhibit 99 Transcript of Second Quarter 2006 Modine Manufacturing Company Earnings Conference Call held on October 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D. B. Rayburn
D. B. Rayburn President and Chief Executive Officer

By: /s/ D. R. Zakos
D.R. Zakos Vice President, General Counsel and Secretary

Date: October 21, 2005

Exhibit Index

Exhibit Number	Description
99	Transcript of Second Quarter 2006 Modine Manufacturing Company Earnings Conference Call held on October 20, 2005.